SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 15, 2002
(Date of earliest event reported)

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H.T.E., INC.

(Exact name of registrant as specified in its charter)

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Florida	0-22657	59-2133858
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

1000 Business Center Drive
Lake Mary, Florida 32746
(Address of principal executive offices, zip code)

(407) 304-3235
(Registrant’s telephone number, including area code)

Item 5. Other Events.
Item 7. Exhibits.
Press Release dated October 15, 2002

Item 5. Other Events.

     On October 15, 2002, HTE, Inc. issued the press release attached hereto as Exhibit 99.1.

Item 7. Exhibits.

Exhibit No.	Item

99.1	Press Release dated October 15, 2002.

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

H.T.E., INC. (Registrant)

Date:	October 16, 2002.	By:	/s/ Susan Falotico Susan Falotico Chief Financial Officer

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